UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

March 10, 2021
Date of Report (Date of earliest event reported)

QUALCOMM Incorporated
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-19528	95-3685934
(Commission File Number)	(IRS Employer Identification No.)

5775 Morehouse Drive, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

858-587-1121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	QCOM	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

QUALCOMM Incorporated (the “Company”) held its 2021 Annual Meeting of Stockholders on March 10, 2021 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders considered three proposals, each of which is described briefly below and in more detail in the Company’s definitive proxy statement dated January 21, 2021. The final voting results for each proposal are set forth below.

Proposal 1 - Election of Directors

NOMINEE	FOR	WITHHOLD	ABSTAIN	BROKER NON-VOTES
Sylvia Acevedo	814,087,703	1,453,206	876,737	157,898,661
Mark Fields	812,978,707	2,222,915	1,216,024	157,898,661
Jeffrey W. Henderson	795,984,477	18,681,412	1,751,757	157,898,661
Gregory N. Johnson	810,101,197	5,246,495	1,069,954	157,898,661
Ann M. Livermore	813,204,548	2,330,810	882,288	157,898,661
Harish Manwani	764,521,717	50,001,182	1,894,747	157,898,661
Mark D. McLaughlin	812,663,528	2,672,494	1,081,624	157,898,661
Jamie S. Miller	813,997,092	1,437,492	983,062	157,898,661
Steve Mollenkopf	813,922,805	1,632,107	862,734	157,898,661
Clark T. Randt, Jr.	751,073,100	63,178,330	2,166,216	157,898,661
Irene B. Rosenfeld	810,131,170	5,399,250	887,226	157,898,661
Kornelis (Neil) Smit	809,335,807	5,849,246	1,232,593	157,898,661
Jean-Pascal Tricoire	766,852,292	48,076,806	1,488,548	157,898,661
Anthony J. Vinciquerra	806,890,169	8,263,384	1,264,093	157,898,661

Each of the foregoing nominees was elected and each received affirmative votes from more than a majority of the votes cast.

Proposal 2 - To ratify the selection of PricewaterhouseCoopers LLP as our independent public accountants for our fiscal year ending September 26, 2021.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
938,293,186	34,936,799	1,086,322	0

The foregoing proposal required the affirmative vote of a majority of the votes cast at the Annual Meeting.

The foregoing proposal was approved.

Proposal 3 – To approve, on an advisory basis, our executive compensation.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
767,020,198	46,461,167	2,936,281	157,898,661

The foregoing proposal required the affirmative vote of a majority of the votes cast at the Annual Meeting.

The foregoing advisory vote was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALCOMM Incorporated

Date:	March 15, 2021	By:	/s/ Akash Palkhiwala
Akash Palkhiwala
Executive Vice President and Chief Financial Officer